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                        SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549

                                    FORM N-8A

           NOTIFICATION OF REGISTRATION FILED PURSUANT TO SECTION 8(a)
                      OF THE INVESTMENT COMPANY ACT OF 1940

         The undersigned investment company hereby notifies the Securities and Exchange Commission that it registers under and pursuant to the provisions of
Section 8(a) of the Investment Company Act of 1940 and in connection with such notification of registration submits the following information:

Name:    The Oxbow Fund, LLC
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Address of Principal Business Office (No. & Street, City, State  Zip Code):

         223 Wanaque Avenue, Pompton Lakes, NJ 07442
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Telephone Number (including area code):              (973) 831-8020
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Name and address of agent for service of process:
                                                     S. Charles Musumeci, Jr.
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                                                     C.J.M. Planning Corp.
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                                                     223 Wanaque Avenue
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                                                     Pompton Lakes, NJ 07442
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Check Appropriate Box:
         Registrant is filing a Registration Statement pursuant to Section 8(b) of the Investment Company Act of 1940 concurrently with the filing of form N-8A:
YES [X] NO [ ]

         Pursuant to the requirements of the Investment Company Act of 1940, the registrant has caused this notification of registration to be duly signed on its behalf in the city of Pompton Lakes and the state of New Jersey on the 12th day of November, 1999.

                                            Signature:  THE OXBOW FUND, LLC
                                                        Registrant

                                            By:     /s/ S. Charles Musumeci, Jr.
                                                    ----------------------------
                                            Name:   S. Charles Musumeci, Jr.
                                            Title:  Director

Attest: /s/ Isabella Leiderman
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Name:   Isabella Leiderman
Title:  Administrative Assistant